                                                                      EXHIBIT 99

             VALUE CITY DEPARTMENT STORES, INC. REPORTS APRIL SALES

Columbus, Ohio --/ May 8/PR Newswire/-- Value City Department Stores, Inc. (NYSE:VCD) announced today total sales for the four weeks ended May 3, 2003, increased 6.8% to $205.8 million from $192.8 million for the four weeks ended May 4, 2002. The company's same store sales increased 2.0% for the four week period.

Total sales for the thirteen weeks ended May 3, 2003, increased 0.4% to $588.5 million from $585.9 million for the thirteen weeks ended May 4, 2002. The company's same store sales decreased 4.4% for the thirteen week period.

Retail sales statistics are as follows:

                                                                               Four weeks ended ($ in thousands)
                                                                               ---------------------------------
                                                                          May 3, 2003                     May 4, 2002
                                                                          -----------                     -----------
                                                                        $                %             $                %
                                                                     --------          -----        --------          -----
Total Sales
  Value City Department Stores ..............................        $116,347           56.5        $109,201           56.6
  DSW Shoe Warehouse ........................................          67,777           32.9          58,537           30.4
  Filene's Basement .........................................          21,722           10.6          25,018           13.0
                                                                     --------          -----        --------          -----
                                                                     $205,846          100.0        $192,756          100.0
                                                                     ========          =====        ========          =====

Comparable Sales Percentage
  Value City Department Stores ..............................                            7.1 %                         (9.2)%
  DSW Shoe Warehouse ........................................                           (3.2)%                          0.1 %
  Filene's Basement .........................................                           (9.5)%                          5.0 %
                                                                                       -----                          -----
                                                                                         2.0 %                         (5.3)%
                                                                                       =====                          =====


                                                                              Thirteen weeks ended ($ in thousands)
                                                                              -------------------------------------
                                                                          May 3, 2003                     May 4, 2002
                                                                          -----------                     -----------
                                                                         $              %              $               %
                                                                     --------          -----        --------          -----
    Total Sales
      Value City Department Stores ..........................       $342,894           58.3         $359,225           61.3
      DSW Shoe Warehouse ....................................        183,051           31.1          155,976           26.6
      Filene's Basement .....................................         62,587           10.6           70,711           12.1
                                                                     --------          -----        --------          -----
                                                                    $588,532          100.0         $585,912          100.0
                                                                    =========         ======        ========          =====

    Comparable Sales Percentage
      Value City Department Stores ..........................                          (4.0)%                          (1.3)%
      DSW Shoe Warehouse ....................................                          (3.6)%                           1.4 %
      Filene's Basement .....................................                          (8.1)%                           4.9 %
                                                                                       -----                          -----
                                                                                       (4.4)%                           0.0 %
                                                                                       =====                          =====



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Value City Department Stores, Inc. is a leading off-price retailer currently operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern U.S., 20 Filene's Basement Stores in the Northeast and 129 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country.


SOURCE:         Value City Department Stores, Inc.
Contact:        Jim McGrady, Chief Financial Officer - (614) 478-2300